UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2022

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete schedule of portfolio holdings with the SEC (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at https://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the fund) is to provide current income and the potential for total return. The Manager seeks to achieve this objective through a diversified credit exposure to securitized assets, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and collateralized loan obligations (CLOs)

In purchasing securities for the fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market to make sector and capital structure allocation decisions. The Manager utilizes a bottom-up approach for individual security selection that is focused on the risk/return profile of each security.

Market Review

The fixed-income markets experienced significant, broad-based weakness in the 12-month period that ended on October 31, 2022. Inflation, which had already been increasing throughout 2021, took another leg higher in February 2022 after Russia’s invasion of Ukraine created additional supply-chain pressures and led to a spike in commodity prices. Consumer price inflation remained elevated long after the conflict began. Inflation has seemingly peaked at 9.1% in June, though still has yet to meaningfully recover.

The U.S. Federal Reserve (Fed) responded with an aggressive series of interest-rate increases, bringing its benchmark fed funds rate to a range of 3.0% to 3.25% from 0% to 0.25% at the start of 2022. This marked the largest move in such a short interval since 1980. Perhaps even more important for the markets, investors continued to ratchet up their expectations for the “terminal rate” in 2023; or in other words, the level at which the Fed was likely to stop raising rates.

Tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (or “spread”) over Treasurys faced an additional headwind. US Treasurys endured one of their worst stretches of performance in over 40 years as the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt). In late September, in fact, the yield curve moved to its largest inversion since 1982.

Amidst rising inflation, geopolitical instability, and a broad selloff in rates and risk markets, securitized credit markets have generally produced negative total and excess returns over the past 12 months. Down in credit CLOs have suffered the most as prices on underlying bank loans have dropped significantly. Sectors like consumer ABS with lower interest rate sensitivity and less direct impact from geopolitical instability have underperformed less. Sectors

| 1

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

like commercial ABS, namely aircraft, have been negatively impacted. Pockets of the CMBS market have held in relatively well amidst a longer term recovery from COVID-19 related shocks. Senior tranches of RMBS have provided positive excess returns while subordinates have sold off. Agency mortgage backed securities (MBS) produced significantly negative excess returns versus US treasuries. Agency MBS has experienced massive interest rate volatility and the impact of concerns related to quantitative tightening.

Portfolio Performance Discussion

The ICE BofA Merrill Lynch ABS & CMBS Index (the index), a broad measure of the securitized credit market, posted a total return of -9.07% and a negative excess return of -1.96% over duration-matched Treasurys for the year ended October 31, 2022. Over the same time period, the fund generated a return of -6.36%, outperforming its benchmark by 267 basis points.

FUND PERFORMANCE AS OF OCTOBER 31, 2022:

	CUMULATIVE			AVERAGE ANNUALIZED RETURN
	TOTAL RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
FUND	-2.60%	-6.53%	-6.36%	-0.03%	2.13%	4.35%	6.07%
INDEX	-4.21%	-8.85%	-9.07%	-1.45%	0.68%	1.39%	1.86%

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Spread and specific contribution was negative for the period given the funds deeper credit exposure relative to the benchmark. Duration and yield curve positioning benefitted the portfolio significantly on a benchmark-relative basis.

On a benchmark relative basis, CLOs, Commercial ABS, and RMBS underperformed. CMBS, Consumer ABS, and agency multifamily outperformed. Lower mezzanine CLO led underperformance within the subsectors, followed by aircraft-related commercial ABS. On the positive side relative to the benchmark, exposures to CMBS Conduit Subs and ABS personal consumer loans were additive. A lack of exposure to agency CMBS was also positive.

2 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

The fund’s effective duration as of October 31, 2022 was 1.74, approximately 1.17 years shorter than that of the index. The funds relative duration decreased over the period as rates rose, leading to a large positive contribution.

Outlook

Consumer ABS fundamentals are mixed given the employment picture remains very strong and consumer balance sheets are healthy but delinquencies have now risen back to pre-COVID levels. This recent deterioration in performance has almost exclusively been driven by non-prime consumers. Inflation remains a top concern for lower income consumers, particularly due to rising costs of food, energy, and childcare. We will be watching to see how consumer behavior may change after the expected federal student loan forgiveness plan and the resumption of student loan payments in June 2023.

Commercial ABS fundamentals has been mostly positive during 2H2022. Among Whole Business deals, quick service restaurant operators have normalized same store sales growth after strong sales growth through COVID. Timeshare companies posted strong earnings in recent months due to the recovery of U.S. leisure travel and we expect earnings to fully recover back to pre COVID levels this year. Fundamentals in the aviation sector have improved due to strong consumer demand for travel in the U.S., Western Europe, and Latin America, and lower expected supply of new aircraft due to significant delays in production and shortages of engines. As a result, we expect the percentage of aircraft currently off-lease to continue moving down toward pre-COVID levels and the performance of Aircraft ABS to improve.

After broadly widening in 2022 around ‘hard landing’ fears and decrease in bank loan prices, CLO spreads have rallied somewhat as the market saw the greater potential for a ‘soft landing’ amidst the Fed’s continuation of rate hikes into restrictive levels. The full impact of rising costs (goods, labor, and debt service) will likely take time to play out but we expect near-term loan market defaults to increase to historical average levels. Weakened loan covenants are concerning but we remain confident in the structural protection provided by CLOs. Yields on CLO IG bonds provide investors with opportunities for price appreciation. Overall, the team’s positive view on IG tranches of CLOs (specifically AAAs through As) is rooted in our expectations of manageable bank loan downgrades and defaults, robust CLO structural protections, and attractive valuations.

We maintain our cautiously positive outlook on CMBS for the remainder of 2022 given recent macro volatility, a pickup in hiring freezes, and a softening of net absorption. CMBS LCF AAAs spreads have widened less then IG Corporates so far this year. The Green Street all property index declined in 2022 but is still at pre-COVID levels. We expect cap rates to increase with Fed tightening, a headwind to real estate price appreciation.

| 3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

We maintain a positive outlook for RMBS despite the potential for weakening housing prices in the short run. Already, home sales have softened as buyers have stepped back purchases, leading to an increase in inventories. This has been balanced by a material slowdown in new listings in many markets. Given the secular tailwinds of deficient housing supply and strong underwriting, we anticipate the softening of prices to be controlled and manageable, particularly in the context of the structures we prefer. In addition, we are not forecasting a wave of distressed sales given the strong equity position of most borrowers and historically high quality credit. Within RMBS, we remain confident in the protections provided in the deals’ structures to prevent losses from impacting held positions. New issue RMBS supply has fallen meaningfully as most sponsors have dramatically reduced loan acquisition activity in line with the broader housing market, increasing the probability of a technical-driven rally in the sector in the near term.

Outlook as presented in this material reflects subjective judgments and assumptions of the portfolio team and does not necessarily reflect the views of Loomis, Sayles & Company, L.P. There is no assurance that developments will transpire as stated. Opinions expressed will evolve as future events unfold.

4 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Definition of Comparative Index

The ICE BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed- to- floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

| 5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2022*
	1 Year	3 Years	5 Years	10 Years	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional
Securitized Fund	-6.36%	-0.03%	2.13%	4.35%	6.07%
ICE BofA Merrill Lynch US ABS &
CMBS Index	-9.07%	-1.45%	0.68%	1.39%	1.86%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6 |

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0%
	522 Funding CLO, Series 2021-6A, Class A1R
$2,265,000	5.475%, ICE LIBOR USD 3 Month + 1.150%, 10/23/34 (A)(B)	$2,164,031
	AASET, Series 2022-1A, Class A
2,774,573	6.000%, 05/16/47 (A)	2,563,550
	Accelerated Assets, Series 2018-1, Class B
448,807	4.510%, 12/02/33 (A)	426,377
	Adams Outdoor Advertising, Series 2018-1, Class C
5,200,000	7.356%, 11/15/48 (A)	4,620,053
	AGL CLO, Series 2020-3A, Class D
2,100,000	7.379%, ICE LIBOR USD 3 Month + 3.300%, 01/15/33 (A)(B)	1,868,633
	AGL CLO, Series 2021-1A, Class DR
1,000,000	7.293%, ICE LIBOR USD 3 Month + 3.050%, 10/20/34 (A)(B)	875,382
	AGL CLO, Series 2021-7A, Class ER
2,345,000	10.429%, ICE LIBOR USD 3 Month + 6.350%, 07/15/34 (A)(B)	1,928,340
	AIG CLO, Series 2021-2A, Class E
2,500,000	10.743%, ICE LIBOR USD 3 Month + 6.500%, 07/20/34 (A)(B)	2,067,820
	AIG CLO, Series 2021-1A, Class ER
1,000,000	10.843%, ICE LIBOR USD 3 Month + 6.600%, 04/20/32 (A)(B)	865,211
	AIMCO CLO Series, Series 2021-AA, Class DR
665,000	7.393%, ICE LIBOR USD 3 Month + 3.150%, 04/20/34 (A)(B)	583,494
	Allegro CLO VI, Series 2018-2A, Class D
250,000	6.829%, ICE LIBOR USD 3 Month + 2.750%, 01/17/31 (A)(B)	219,584
	American Homes 4 Rent, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (A)	3,836,894
	Anchorage Capital CLO, Series 2017-1A, Class CR
250,000	7.141%, ICE LIBOR USD 3 Month + 3.200%, 10/13/30 (A)(B)	226,326
	Atrium XV, Series 15A, Class D
845,000	7.325%, ICE LIBOR USD 3 Month + 3.000%, 01/23/31 (A)(B)	757,112
	Avis Budget Rental Car Funding AESOP, Series 2021-1A, Class D
5,000,000	3.710%, 08/20/27 (A)	4,128,081
	Avis Budget Rental Car Funding AESOP, Series 2022-3A, Class A
2,815,000	4.620%, 02/20/27 (A)	2,720,015
	Bain Capital Credit CLO, Series 2018-2A, Class A1
2,220,000	5.307%, ICE LIBOR USD 3 Month + 1.080%, 07/19/31 (A)(B)	2,168,745
	Bain Capital Credit CLO, Series 2021-2A, Class AR
2,220,000	5.179%, ICE LIBOR USD 3 Month + 1.100%, 10/17/32 (A)(B)	2,141,634
	Ballyrock CLO, Series 2018-1A, Class C
250,000	7.393%, ICE LIBOR USD 3 Month + 3.150%, 04/20/31 (A)(B)	217,631
	Barings CLO, Series 2018-2A, Class C
620,000	6.779%, ICE LIBOR USD 3 Month + 2.700%, 04/15/30 (A)(B)	558,132
	Battalion CLO XVI, Series 2021-16A, Class ER
830,000	10.843%, ICE LIBOR USD 3 Month + 6.600%, 12/19/32 (A)(B)	661,041
	BHG Securitization Trust, Series 2022-C, Class E
1,890,000	9.730%, 10/17/35 (A)	1,814,626

The accompanying notes are an integral part of the financial statements.

| 7

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0% (continued)
	Business Jet Securities, Series 2021-1A, Class C
$754,517	5.067%, 04/15/36 (A)	$656,445
	CAL Funding IV, Series 2020-1A, Class B
847,604	3.500%, 09/25/45 (A)	738,060
	CarVal CLO IV, Series 2021-1A, Class A1A
1,850,000	5.423%, ICE LIBOR USD 3 Month + 1.180%, 07/20/34 (A)(B)	1,768,483
	Carvana Auto Receivables Trust, Series 2022-P1, Class A3
3,230,000	3.350%, 02/10/27	3,117,146
	Carvana Auto Receivables Trust, Series 2022-P2, Class B
2,382,000	5.080%, 04/10/28	2,257,431
	Castlelake Aircraft Structured Trust, Series 2021-1A, Class A
519,375	3.474%, 01/15/46 (A)	441,469
	Castlelake Aircraft Structured Trust, Series 2021-1R, Class B
529,359	3.924%, 08/15/41 (A)	418,199
	CIFC Funding, Series 2017-5A, Class C
500,000	6.929%, ICE LIBOR USD 3 Month + 2.850%, 11/16/30 (A)(B)	453,867
	CIFC Funding, Series 2018-1A, Class D
365,000	6.844%, ICE LIBOR USD 3 Month + 2.650%, 04/18/31 (A)(B)	313,300
	CIG Auto Receivables Trust, Series 2021-1A, Class E
2,550,000	4.450%, 05/12/28 (A)	2,314,701
	CIM TRUST, Series 2022-R2, Class A1
1,012,284	3.750%, 12/25/61 (A)(B)	942,192
	CLI Funding VI, Series 2020-3A, Class B
801,500	3.300%, 10/18/45 (A)	699,498
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
730,000	6.097%, SOFR30A + 3.100%, 10/25/41 (A)(B)	659,390
	CoreVest American Finance Trust, Series 2017-1, Class D
136,107	4.358%, 10/15/49 (A)	135,730
	CoreVest American Finance Trust, Series 2019-1, Class E
575,000	5.606%, 03/15/52 (A)(B)	505,688
	CoreVest American Finance Trust, Series 2020-2, Class D
1,211,000	4.598%, 05/15/52 (A)(B)	1,021,657
	Diamond Resorts Owner Trust, Series 2018-1, Class C
405,580	4.530%, 01/21/31 (A)	395,615
	Dryden Senior Loan Fund, Series 2018-45A, Class ER
575,000	9.929%, ICE LIBOR USD 3 Month + 5.850%, 10/15/30 (A)(B)	476,361
	Elmwood CLO VIII, Series 2021-1A, Class D1
715,000	7.243%, ICE LIBOR USD 3 Month + 3.000%, 01/20/34 (A)(B)	645,333
	Elmwood CLO XI, Series 2021-4A, Class E
1,250,000	10.243%, ICE LIBOR USD 3 Month + 6.000%, 10/20/34 (A)(B)	1,090,834
	Falcon Aerospace, Series 2017-1, Class A
601,132	4.581%, 02/15/42 (A)	545,066
	First Investors Auto Owner Trust, Series 2019-2A, Class E
2,620,000	3.880%, 01/15/26 (A)	2,516,732

The accompanying notes are an integral part of the financial statements.

8 |

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0% (continued)
	First Investors Auto Owner Trust, Series 2021-1A, Class E
$660,000	3.350%, 04/15/27 (A)	$595,964
	First Investors Auto Owner Trust, Series 2022-2A, Class D
750,000	8.710%, 10/16/28 (A)	749,833
	FirstKey Homes Trust, Series 2020-SFR2, Class F1
2,450,000	3.017%, 10/19/37 (A)	2,098,275
	FirstKey Homes Trust, Series 2020-SFR1, Class F2
2,305,000	4.284%, 08/17/37 (A)	2,026,559
	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D
2,745,000	7.090%, 10/15/29 (A)	2,602,363
	Galaxy XXVI CLO, Series 2018-26A, Class E
400,000	8.834%, ICE LIBOR USD 3 Month + 5.850%, 11/22/31 (A)(B)	322,726
	Gilbert Park CLO, Series 2017-1A, Class D
707,000	7.029%, ICE LIBOR USD 3 Month + 2.950%, 10/15/30 (A)(B)	630,974
	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E
2,550,000	4.430%, 10/16/28 (A)	2,126,854
	Goldentree Loan Management US CLO, Series 2017-2A, Class D
250,000	6.893%, ICE LIBOR USD 3 Month + 2.650%, 11/28/30 (A)(B)	225,131
	Greenwood Park CLO, Series 2018-1A, Class D
285,000	6.579%, ICE LIBOR USD 3 Month + 2.500%, 04/15/31 (A)(B)	242,632
	Harbor Park CLO, Series 2018-1A, Class D
400,000	7.143%, ICE LIBOR USD 3 Month + 2.900%, 01/20/31 (A)(B)	352,591
	Hertz Vehicle Financing III, Series 2022-3A, Class D
1,065,000	6.310%, 03/25/25 (A)	1,016,167
	Hertz Vehicle Financing III, Series 2022-1A, Class D
1,040,000	4.850%, 06/25/26 (A)	906,056
	Hilton Grand Vacations Trust, Series 2018-AA, Class C
144,428	4.000%, 02/25/32 (A)	137,544
	Hilton Grand Vacations Trust, Series 2022-2A, Class C
687,520	5.570%, 01/25/37 (A)	656,556
	Home Partners of America Trust, Series 2021-1, Class F
607,499	3.325%, 09/17/41 (A)	478,648
	Home Partners of America Trust, Series 2021-2, Class F
2,482,865	3.799%, 12/17/26 (A)	2,063,527
	JPMorgan Chase Bank, Series 2021-1, Class F
1,000,000	4.280%, 09/25/28 (A)	928,791
	JPMorgan Chase Bank, Series 2021-2, Class F
1,200,000	4.393%, 12/26/28 (A)	1,101,656
	Kestrel Aircraft Funding, Series 2018-1A, Class A
2,180,114	4.250%, 12/15/38 (A)	1,836,936
	KKR CLO, Series 2018-23, Class F
840,000	12.093%, ICE LIBOR USD 3 Month + 7.850%, 10/20/31 (A)(B)	612,122
	KKR CLO, Series 2019-24, Class E
860,000	10.623%, ICE LIBOR USD 3 Month + 6.380%, 04/20/32 (A)(B)	733,779

The accompanying notes are an integral part of the financial statements.

| 9

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0% (continued)
	Lehman XS Trust, Series 2006-2N, Class 1A1
$491,173	4.106%, ICE LIBOR USD 1 Month + 0.520%, 02/25/46	$425,429
	Madison Park Funding XLVI, Series 2021-46A, Class ER
2,140,000	10.329%, ICE LIBOR USD 3 Month + 6.250%, 10/15/34 (A)(B)	1,802,469
	Magnetite XXIX, Series 2021-29A, Class E
850,000	9.829%, ICE LIBOR USD 3 Month + 5.750%, 01/15/34 (A)(B)	725,298
	MAPS, Series 2018-1A, Class B
1,076,808	5.193%, 05/15/43 (A)	694,412
	Med Trust, Series MDLN, Class A
530,000	4.363%, ICE LIBOR USD 1 Month + 0.950%, 11/15/38 (A)(B)	504,784
	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class C
4,000,000	4.210%, 03/20/26 (A)	3,590,008
	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class C
2,500,000	5.200%, 09/21/26 (A)	2,256,893
	MVW, Series 2022-1A, Class A
2,569,154	4.150%, 11/21/39 (A)	2,454,597
	Neuberger Berman Loan Advisers CLO 37, Series 2021-37A, Class AR
2,570,000	5.213%, ICE LIBOR USD 3 Month + 0.970%, 07/20/31 (A)(B)	2,504,971
	Oaktree CLO, Series 2019-4A, Class E
265,000	11.473%, ICE LIBOR USD 3 Month + 7.230%, 10/20/32 (A)(B)	218,776
	OCP CLO, Series 2018-15A, Class D
645,000	10.093%, ICE LIBOR USD 3 Month + 5.850%, 07/20/31 (A)(B)	530,031
	OCP CLO, Series 2021-17A, Class ER
1,000,000	10.743%, ICE LIBOR USD 3 Month + 6.500%, 07/20/32 (A)(B)	803,515
	Octagon Investment Partners, Series 2018-3A, Class E
280,000	9.993%, ICE LIBOR USD 3 Month + 5.750%, 10/20/30 (A)(B)	232,354
	OHA Credit Funding, Series 2021-8A, Class D
1,880,000	7.044%, ICE LIBOR USD 3 Month + 2.850%, 01/18/34 (A)(B)	1,663,042
	OHA Credit Funding, Series 2021-4A, Class ER
2,355,000	10.725%, ICE LIBOR USD 3 Month + 6.400%, 10/22/36 (A)(B)	2,011,648
	OHA Credit Funding, Series 2021-2A, Class ER
445,000	10.638%, ICE LIBOR USD 3 Month + 6.360%, 04/21/34 (A)(B)	377,161
	OHA Credit Funding, Series 2021-3A, Class ER
2,415,000	10.493%, ICE LIBOR USD 3 Month + 6.250%, 07/02/35 (A)(B)	2,068,892
	OHA Credit Funding 2, Series 2021-2A, Class AR
2,300,000	5.428%, ICE LIBOR USD 3 Month + 1.150%, 04/21/34 (A)(B)	2,224,864
	OHA Credit Partners XVI, Series 2021-16A, Class D
2,185,000	7.044%, ICE LIBOR USD 3 Month + 2.850%, 10/18/34 (A)(B)	1,908,862
	OneMain Financial Issuance Trust, Series 2018-2A, Class A
329,000	3.570%, 03/14/33 (A)	321,637
	OneMain Financial Issuance Trust, Series 2020-1A, Class C
2,565,000	5.810%, 05/14/32 (A)	2,534,047
	Orange Lake Timeshare Trust, Series 2019-A, Class D
898,887	4.930%, 04/09/38 (A)	826,436

The accompanying notes are an integral part of the financial statements.

10|

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0% (continued)
	Palmer Square CLO, Series 2021-1A, Class CR
$1,000,000	5.955%, ICE LIBOR USD 3 Month + 3.050%, 11/14/34 (A)(B)	$868,519
	Palmer Square CLO, Series 2021-1A, Class CR4
1,740,000	5.834%, ICE LIBOR USD 3 Month + 2.850%, 05/21/34 (A)(B)	1,521,395
	Palmer Square CLO, Series 2021-4A, Class E
1,875,000	10.129%, ICE LIBOR USD 3 Month + 6.050%, 10/15/34 (A)(B)	1,625,190
	Palmer Square Loan Funding, Series 2021-1A, Class D
750,000	10.243%, ICE LIBOR USD 3 Month + 6.000%, 04/20/29 (A)(B)	661,671
	Pikes Peak CLO, Series 2018-1A, Class D
510,000	7.475%, ICE LIBOR USD 3 Month + 3.150%, 07/24/31 (A)(B)	432,225
	Pikes Peak CLO, Series 2021-4A, Class ER
1,990,000	10.689%, ICE LIBOR USD 3 Month + 6.610%, 07/15/34 (A)(B)	1,613,639
	Prestige Auto Receivables Trust, Series 2019-1A, Class E
1,415,000	3.900%, 05/15/26 (A)	1,381,348
	Prestige Auto Receivables Trust, Series 2020-1A, Class E
2,740,000	3.670%, 02/15/28 (A)	2,651,205
	Progress Residential Trust, Series 2020-SFR3, Class F
645,000	2.796%, 10/17/27 (A)	557,201
	Progress Residential Trust, Series 2021-SFR3, Class F
905,000	3.436%, 05/17/26 (A)	760,053
	Progress Residential Trust, Series 2021-SFR2, Class F
2,450,000	3.395%, 04/19/38 (A)	2,040,214
	Progress Residential Trust, Series 2021-SFR4, Class F
2,175,000	3.407%, 05/17/38 (A)	1,828,252
	Progress Residential Trust, Series 2021-SFR1, Class F
360,000	2.757%, 04/17/38 (A)	297,103
	PRPM, Series 2020-4, Class A2
1,290,000	3.436%, 10/25/25 (A)	1,231,881
	PRPM, Series 2021-1, Class A2
1,055,000	3.720%, 01/25/26 (A)(B)	912,843
	PRPM, Series 2021-2, Class A2
980,000	3.770%, 03/25/26 (A)(B)	836,947
	PRPM, Series 2021-4, Class A2
555,000	3.474%, 04/25/26 (A)	436,511
	PRPM, Series 2022-5, Class A1
1,975,000	6.900%, 09/27/27 (A)	1,947,775
	Rockford Tower CLO, Series 2017-3A, Class D
250,000	6.893%, ICE LIBOR USD 3 Month + 2.650%, 10/20/30 (A)(B)	216,546
	Rockland Park CLO, Series 2021-1A, Class E
2,450,000	10.493%, ICE LIBOR USD 3 Month + 6.250%, 04/20/34 (A)(B)	1,996,868
	RR, Series 2018-3A, Class CR2
250,000	6.579%, ICE LIBOR USD 3 Month + 2.500%, 01/15/30 (A)(B)	200,558
	Santander Bank - SBCLN, Series 2021-1A, Class E
700,000	6.171%, 12/15/31 (A)	618,083

The accompanying notes are an integral part of the financial statements.

|11

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 54.0% (continued)
	SCF Equipment Leasing, Series 2021-1A, Class E
$755,000	3.560%, 08/20/32 (A)	$678,520
	Sierra Timeshare, Series 2020-2A, Class D
336,743	6.590%, 07/20/37 (A)	321,085
	Sierra Timeshare, Series 2021-1A, Class D
628,583	3.170%, 11/20/37 (A)	573,287
	S-Jets, Series 2017-1, Class A
942,866	3.967%, 08/15/42 (A)	705,962
	S-Jets, Series 2017-1, Class B
651,509	5.682%, 08/15/42 (A)	381,178
	Sound Point Clo XIV, Series 2021-3A, Class B1R
2,470,000	5.825%, ICE LIBOR USD 3 Month + 1.500%, 01/23/29 (A)(B)	2,409,695
	Textainer Marine Containers VII, Series 2021-1A, Class B
604,180	2.520%, 02/20/46 (A)	496,407
	Thayer Park CLO, Series 2021-1A, Class DR
650,000	10.493%, ICE LIBOR USD 3 Month + 6.250%, 04/20/34 (A)(B)	545,373
	THL Credit Wind River, Series 2018-3A, Class D
280,000	7.193%, ICE LIBOR USD 3 Month + 2.950%, 01/20/31 (A)(B)	242,088
	Trestles CLO II, Series 2018-2A, Class D
415,000	10.108%, ICE LIBOR USD 3 Month + 5.750%, 07/25/31 (A)(B)	325,934
	Tricon American Homes Trust, Series 2020-SFR1, Class F
160,000	4.882%, 07/17/38 (A)	140,475
	VOLT XCIV, Series 2021-NPL3, Class A2
1,630,000	4.949%, 02/27/51 (A)	1,300,690
	VOLT XCVI, Series 2021-NPL5, Class A2
640,000	4.826%, 03/27/51 (A)	524,986
	WAVE, Series 2017-1A, Class A
1,960,646	3.844%, 11/15/42 (A)	1,419,135
	Welk Resorts, Series 2019-AA, Class D
267,622	4.030%, 06/15/38 (A)	256,669
	Willis Engine Structured Trust IV, Series 2018-A, Class A
2,270,366	4.750%, 09/15/43 (A)	1,637,148
	Willis Engine Structured Trust V, Series 2020-A, Class A
1,060,088	3.228%, 03/15/45 (A)	836,314

	Total Asset-Backed Securities (Cost $167,439,357)	150,082,692

Commercial Mortgage-Backed Obligations — 26.7%
	BANK, Series BN34, Class A5
1,000,000	2.438%, 06/15/63	779,885
	BBCMS Mortgage Trust, Series BID, Class A
2,885,000	5.552%, ICE LIBOR USD 1 Month + 2.140%, 10/15/37 (A)(B)	2,824,660
	BB-UBS Trust, Series 2012-TFT, Class C
2,000,000	3.419%, 06/05/30 (A)(B)	1,689,367

The accompanying notes are an integral part of the financial statements.

12|

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 26.7% (continued)
	Benchmark Mortgage Trust, Series B31, Class A5
$1,000,000	2.669%, 12/15/54	$784,864
	Benchmark Mortgage Trust, Series B11, Class A5
943,000	3.542%, 05/15/52	829,029
	BPR Trust, Series 2021-NRD, Class F
2,545,000	10.286%, TSFR1M + 6.870%, 12/15/23 (A)(B)	2,344,114
	BPR Trust, Series 2022-SSP, Class A
2,920,000	6.376%, TSFR1M + 3.000%, 05/15/39 (A)(B)	2,897,069
	BPR Trust, Series 2022-SSP, Class D
2,170,000	10.007%, TSFR1M + 6.631%, 05/15/39 (A)(B)	2,113,945
	BPR Trust, Series STAR, Class A
1,530,000	6.608%, TSFR1M + 3.232%, 08/15/24 (A)(B)	1,507,041
	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1
965,730	6.912%, ICE LIBOR USD 1 Month + 3.500%, 11/15/31 (A)(B)	806,771
	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2
2,351,552	7.912%, ICE LIBOR USD 1 Month + 4.500%, 11/15/31 (A)(B)	1,654,081
	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D
2,555,000	4.945%, 05/10/47 (A)(B)	2,263,509
	COMM Mortgage Trust, Series 2012-LC4, Class C
17,000	5.278%, 12/10/44 (B)	15,302
	COMM Mortgage Trust, Series 2012-LC4, Class D
1,605,000	5.278%, 12/10/44 (A)(B)	1,139,753
	COMM Mortgage Trust, Series 2012-CCRE3, Class D
1,005,000	4.728%, 10/15/45 (A)(B)	733,650
	COMM Mortgage Trust, Series 2012-CR2, Class E
1,000,000	4.905%, 08/15/45 (A)(B)	847,368
	COMM Mortgage Trust, Series 2014-UBS4, Class AM
762,000	3.968%, 08/10/47	724,545
	COMM Mortgage Trust, Series 2014-CR21, Class AM
330,000	3.987%, 12/10/47	312,939
	CSMC OA, Series 2014-USA, Class C
895,000	4.336%, 09/15/37 (A)	733,867
	CSMC OA, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (A)	3,629,911
	CSMC Trust, Series 2021-RPL1, Class A2
1,850,000	3.937%, 09/27/60 (A)	1,724,055
	Extended Stay America Trust, Series 2021-ESH, Class F
2,899,291	7.113%, ICE LIBOR USD 1 Month + 3.700%, 07/15/38 (A)(B)	2,710,551
	GS Mortgage Securities Trust, Series 2011-GC5, Class C
100,000	5.155%, 08/10/44 (A)(B)	79,533
	GS Mortgage Securities Trust, Series 2011-GC5, Class D
4,972,728	5.155%, 08/10/44 (A)(B)	2,105,302
	GS Mortgage Securities Trust, Series 2013-GC13, Class C
610,000	4.074%, 07/10/46 (A)(B)	517,040

The accompanying notes are an integral part of the financial statements.

|13

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 26.7% (continued)
	GS Mortgage Securities Trust, Series 2014-GC20, Class C
$2,625,000	5.001%, 04/10/47 (B)	$2,310,145
	GS Mortgage Securities Trust, Series GC22, Class D
3,000,000	4.687%, 06/10/47 (A)(B)	2,657,417
	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10
3,375,000	4.155%, 08/05/34 (A)	2,923,401
	JPMBB Commercial Mortgage Securities Trust, Series C24, Class AS
230,000	3.914%, 11/15/47 (B)	215,134
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013- LC11, Class C
945,000	3.958%, 04/15/46 (B)	893,804
	JPMorgan Chase Commercial Mortgage Securities Trust, Series C3, Class C
2,490,000	5.360%, 02/15/46 (A)(B)	2,316,284
	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
967,503	6.000%, 09/25/34	906,757
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A2
520,000	3.500%, 04/25/61 (A)	473,624
	Lehman Mortgage Trust, Series 2007-9, Class 1A1
161,267	6.000%, 10/25/37	208,671
	Morgan Stanley Bank of America Merrill Lynch Trust, Series C11, Class B
3,330,000	4.350%, 08/15/46 (B)	2,295,464
	Morgan Stanley Capital I Trust, Series 2011-C2, Class E
2,930,000	5.211%, 06/15/44 (A)(B)	2,326,605
	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.705%, 02/05/35 (A)(B)	1,784,375
	Morgan Stanley Capital I Trust, Series C4, Class D
645,951	5.164%, 03/15/45 (A)(B)	597,505
	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
119,164	5.500%, 11/25/35	106,703
	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C
830,000	4.280%, 10/15/30 (A)(B)	598,638
	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D
400,000	4.280%, 10/15/30 (A)(B)	200,000
	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.584%, 03/11/31 (A)(B)	1,797,582
	Starwood Retail Property Trust, Series 2014-STAR, Class A
375,160	4.883%, ICE LIBOR USD 1 Month + 1.470%, 11/15/27 (A)(B)	256,508
	Starwood Retail Property Trust, Series 2014-STAR, Class E
3,185,000	7.813%, ICE LIBOR USD 1 Month + 4.400%, 11/15/27 (A)(B)(C)	338,406
	Starwood Retail Property Trust, Series 2014-STAR, Class F
3,785,000	7.107%, ICE LIBOR USD 1 Month + 3.694%, 11/15/27 (A)(B)(C)	344,642
	Towd Point Mortgage Trust, Series 2018-4, Class A2
1,100,000	3.000%, 06/25/58 (A)(B)	855,363

The accompanying notes are an integral part of the financial statements.

14|

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 26.7% (continued)
	Towd Point Mortgage Trust, Series 2018-5, Class M1
$505,000	3.250%, 07/25/58 (A)(B)	$361,479
	Towd Point Mortgage Trust, Series 2019-2, Class M1
890,000	3.750%, 12/25/58 (A)(B)	671,349
	Towd Point Mortgage Trust, Series 2020-4, Class M1
2,300,000	2.875%, 10/25/60 (A)	1,726,485
	UBS Commercial Mortgage Trust, Series 2018-C14, Class C
1,885,000	5.258%, 12/15/51 (B)	1,528,870
	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E
866,000	4.720%, 05/10/63 (A)(B)	29,271
	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C
1,485,000	4.458%, 08/15/50	912,179
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C
2,902,000	5.067%, 06/15/49 (B)	2,480,892
	Wells Fargo Commercial Mortgage Trust, Series C36, Class C
500,000	4.135%, 11/15/59 (B)	380,960
	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D
2,609,443	5.378%, 03/15/44 (A)(B)	1,072,481
	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D
722,000	4.843%, 06/15/44 (A)(B)	645,535
	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E
1,680,000	4.843%, 06/15/44 (A)(B)	1,344,000
	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C
82,696	4.694%, 06/15/45 (B)	58,921
	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D
1,483,000	4.694%, 06/15/45 (A)(B)	548,710
	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E
3,846,032	4.694%, 06/15/45 (A)(B)	293,837
	WFRBS Commercial Mortgage Trust, Series C24, Class C
255,000	4.290%, 11/15/47 (B)	208,242
	WFRBS Commercial Mortgage Trust, Series C10, Class C
2,130,000	4.298%, 12/15/45 (B)	1,919,070

	Total Commercial Mortgage-Backed Obligations (Cost $91,455,868)	74,357,460

Residential Mortgage-Backed Obligations — 9.2%
	Alternative Loan Trust, Series 2004-J3, Class 1A1
266,003	5.500%, 04/25/34	240,802
	Alternative Loan Trust, Series 2004-J10, Class 2CB1
600,534	6.000%, 09/25/34	561,231
	Alternative Loan Trust, Series 2004-28CB, Class 5A1
133,260	5.750%, 01/25/35	122,541
	Alternative Loan Trust, Series 2005-J1, Class 2A1
50,783	5.500%, 02/25/25	48,708

The accompanying notes are an integral part of the financial statements.

|15

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 9.2% (continued)
	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
$360,826	5.500%, 10/25/33	$336,135
	Banc of America Funding Trust, Series 2005-7, Class 3A1
340,546	5.750%, 11/25/35	328,984
	Banc of America Funding Trust, Series 2007-4, Class 5A1
88,204	5.500%, 11/25/34	77,095
	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
232,239	4.079%, 08/25/34 (B)	211,228
	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
556,938	3.692%, 08/25/35 (B)	444,167
	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
150,078	4.020%, 09/25/34 (A)(B)	146,400
	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
297,290	6.470%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.400%, 11/25/35 (A)	279,147
	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class M3
1,005,000	4.000%, 01/25/66 (A)(B)	798,718
	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
182,397	5.500%, 08/25/34	166,827
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
1,201,938	6.160%, 12/25/33	1,114,075
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
142,346	3.936%, ICE LIBOR USD 1 Month + 0.350%, 06/25/34	123,885
	FHLMC STACR REMIC Trust, Series 2020-DNA3, Class B1
818,847	8.686%, ICE LIBOR USD 1 Month + 5.100%, 06/25/50 (A)(B)	843,563
	FHLMC STACR REMIC Trust, Series 2020-DNA4, Class B1
1,500,000	9.586%, ICE LIBOR USD 1 Month + 6.000%, 08/25/50 (A)(B)	1,567,259
	FHLMC STACR REMIC Trust, Series 2020-DNA6, Class B1
2,000,000	5.997%, SOFR30A + 3.000%, 12/25/50 (A)(B)	1,835,033
	FHLMC STACR REMIC Trust, Series 2021-DNA3, Class B1
2,000,000	6.497%, SOFR30A + 3.500%, 10/25/33 (A)(B)	1,710,852
	FHLMC STACR REMIC Trust, Series 2022-DNA7, Class M1B
1,845,000	7.997%, SOFR30A + 5.000%, 03/25/52 (A)(B)	1,921,438
	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
25,679	3.375%, 07/25/35 (B)	24,133
	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
751,225	3.811%, 10/25/34 (B)	687,993
	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
1,024,656	3.190%, 08/25/35 (B)	825,407
	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2,608,692	4.006%, ICE LIBOR USD 1 Month + 0.420%, 02/25/46	1,898,518
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
922,599	2.927%, 03/25/35 (B)	836,028

The accompanying notes are an integral part of the financial statements.

16|

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 9.2% (continued)
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
$1,704,277	2.668%, 03/25/35 (B)	$1,408,348
	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
383,404	2.648%, 04/25/36 (B)	350,869
	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
249,926	5.250%, 11/25/33	232,502
	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
2,054,984	5.500%, 03/25/34	1,757,268
	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
207,924	5.500%, 06/25/34	196,282
	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
321,012	6.000%, 06/25/34	305,068
	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
692,482	6.000%, 09/25/34	643,332
	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M3
730,000	2.500%, 11/25/60 (A)(B)	557,956
	RFMSI Series Trust, Series 2005-SA1, Class 1A1
1,763,483	3.690%, 03/25/35 (B)	960,113
	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
2,985,191	3.896%, ICE LIBOR USD 1 Month + 0.310%, 07/25/35	1,912,569

	Total Residential Mortgage-Backed Obligations (Cost $28,323,557)	25,474,474

Corporate Obligation — 1.0%
	PG&E Wildfire Recovery Funding
3,000,000	4.263%, 06/01/36	2,700,688

	Total Corporate Obligation (Cost $2,999,880)	2,700,688

Other Investment — 0.0%
	ECAF I BLOCKER Ltd.
900	03/15/40 (C)(D)	61,425

	Total Other Investment (Cost $9,000,000)	61,425

Shares
Short-Term Investment — 8.8%
24,368,258	First American Treasury Obligation Fund, 3.060% (E)	24,368,258

	Total Short-Term Investment (Cost $24,368,258)	24,368,258

	Total Investments — 99.7% (Cost $323,586,920)	277,044,997
	Other Assets and Liabilities, net — 0.3%	785,365

	Net Assets — 100.0%	$277,830,362

The accompanying notes are an integral part of the financial statements.

|17

Portfolio of Investments — as of October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2022, was $210,428,136, representing 75.7% of Net Assets of the Portfolio. All securities are considered liquid unless otherwise noted.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Level 3 security in accordance with fair value hierarchy.
(D)	No interest rate available.
(E)	The rate shown is the 7-day effective yield as of October 31, 2022.

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ltd. — Limited

REMIC — Real Estate Mortgage Investment Conduit

USD — United States Dollar

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2022, at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$150,082,692	$—	$150,082,692
Commercial Mortgage-Backed Obligations	—	73,674,412	683,048	74,357,460
Residential Mortgage-Backed Obligations	—	25,474,474	—	25,474,474
Corporate Obligation	—	2,700,688	—	2,700,688
Other Investment	—	—	61,425	61,425
Short-Term Investment	24,368,258	—	—	24,368,258

Total Investments in Securities	$24,368,258	$251,932,266	$744,473	$277,044,997

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

18|

Statement of Assets and Liabilities

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS

Investments at cost	$323,586,920

Investments at value	$277,044,997

Interest receivable	977,819

Receivable for securities sold	659,305

Receivable from Investment Adviser	25,274

Prepaid expenses	4,164

TOTAL ASSETS	278,711,559

LIABILITIES

Payable for securities purchased	749,951

Administration fees payable	28,417

Trustees’ fees payable	8,392

Chief Compliance Officer fees payable	3,359

Other accounts payable and accrued expenses	91,078

TOTAL LIABILITIES	881,197

NET ASSETS	$277,830,362

NET ASSETS CONSIST OF:

Paid-in capital	$320,994,046

Total accumulated loss	(43,163,684)

NET ASSETS	$277,830,362

Institutional Class:

Net assets	$277,830,362

Outstanding shares of beneficial interest (unlimited authorization - no par value)	29,841,198

Net asset value, offering and redemption price per share	$9.31

The accompanying notes are an integral part of the financial statements.

|19

Statement of Operations

For the year ended October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME

Interest	$13,070,437

Total Income	13,070,437

Expenses

Administration fees	322,282

Trustees’ fees	33,460

Chief Compliance Officer fees	8,620

Pricing fees	100,317

Transfer agent fees	78,899

Audit fees	56,900

Legal fees	50,210

Registration fees	30,510

Custodian fees	16,420

Shareholder reporting fees	9,183

Other expenses	27,615

Total expenses	734,416

Less:

Waiver of expenses (Refer to note 5)	(197,327)

Net Expenses	537,089

Net investment income	12,533,348

NET REALIZED AND UNREALIZED LOSS

Net realized loss	(299,931)

Net change in unrealized depreciation	(30,211,145)

Net realized and unrealized loss	(30,511,076)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,977,728)

The accompanying notes are an integral part of the financial statements.

20|

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021

FROM OPERATIONS:

Net investment income	$12,533,348	$12,949,434

Net realized gain/(loss)	(299,931)	955,890

Net change in unrealized appreciation/(depreciation)	(30,211,145)	9,410,530

Net increase/(decrease) in net assets resulting from operations	(17,977,728)	23,315,854

DISTRIBUTIONS:	(15,868,912)	(13,142,717)

CAPITAL SHARE TRANSACTIONS:(1)

Issued	103,974,003	–

Reinvestment of distributions	15,868,912	13,142,716

Redeemed	(62,968,109)	(4,288,747)

Net increase in net assets from capital share transactions	56,874,806	8,853,969

Net increase in net assets	23,028,166	19,027,106

NET ASSETS:

Beginning of the year	254,802,196	235,775,090

End of the year	$277,830,362	$254,802,196

(1) For share transactions, see Note 6 in Notes to Financial Statements.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

|21

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year	Net investment income (a)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital
10/31/22	$10.55	$0.46	$(1.11)	$(0.65)	$(0.49)	$(0.10)	$–
10/31/21	10.12	0.55	0.44	0.99	(0.47)	(0.09)	–
10/31/20	11.03	0.54	(0.87)	(0.33)	(0.56)	(0.02)	–
10/31/19	10.89	0.57	0.13	0.70	(0.56)	—	–
10/31/18	11.51	0.61	(0.15)	0.46	(0.83)	(0.23)	(0.02)

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Had certain expenses not been waived/reimbursed during the year, if applicable, total returns would have been lower.

Amounts designated as “-” are $0 or have been rounded to $0.

22|

Total distributions	Net asset value, end of the year	Total return (%) (b)	Net assets, end of the year (000’s)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets (excluding waivers, reimbursements and fees paid indirectly) (%)	Ratio of net investment income to average net assets (%)	Portfolio turnover rate (%)
$(0.59)	$9.31	(6.36)	$277,830	0.20	0.27	4.67	19
(0.56)	10.55	10.01	254,802	0.20	0.26	5.28	42
(0.58)	10.12	(3.00)	235,775	0.20	0.26	5.20	32
(0.56)	11.03	6.62	310,258	0.20	0.20	5.23	19
(1.08)	10.89	4.29	425,815	0.18	0.18	5.55	53

The accompanying notes are an integral part of the financial statements.

|23

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

1.   Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.   Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

24|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily

|25

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions

26|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g. Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

3.   Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight

|27

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.   Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2022, the Fund paid $322,282 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.   Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund. If advisory fee were charged within the Fund, the total return would have been lower.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board. Refer to waiver of expenses on the Statement of Operations for fees waived for the year ended October 31, 2022.

28|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

6.   Capital Shares.

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
SHARE TRANSACTIONS:
Issued	10,244,468	—
Reinvestment of distributions	1,596,119	1,266,108
Redeemed	(6,140,663)	(417,945)

Net share transactions	5,699,924	848,163

7.  Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2022, were as follows:

	U.S.
	Government	Other
Purchases	$1,845,548	$64,114,567
Sales	$181,701	$45,736,903

8.  Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of premium amortization, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and collateralized loan obligation basis adjustments. There is no permanent difference in current year that would require a charge or credit to distributable earnings or paid in capital accounts.

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2022 and the year ended October 31, 2021, were as follows:

		Long-Term Capital	Return of
	Ordinary Income	Gain	Capital	Total
2022	$14,840,153	$1,028,759	$–	$15,868,912
2021	12,089,351	1,053,366	–	13,142,717

|29

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

As of October 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$541,554
Capital Loss Carryforwards	(1,170,333)
Net Unrealized Depreciation	(41,053,764)
Other Temporary Differences	(1,481,141)

Total Accumulated Losses	$(43,163,684)

Other temporary differences primarily consist of book/tax differences on distribution payable which are temporary adjustments for Federal income tax purposes in the current year.

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

Short-Term	Long-Term	Total
$–	$(1,170,333)	$(1,170,333)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2022, were as follows:

	Aggregate Gross	Aggregate Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$318,098,761	$1,714,426	$(42,768,190)	$(41,053,764)

Federal tax cost varies primarily due to the collateralized loan obligations.

9. Risks.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment.

30|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss to such company. To the extent the Fund invests in securities or instruments issued by such an impacted company, the value of such investments could be negatively impacted and result in a deadline in the value of the Fund’s portfolio.

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or

|31

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal

32|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or

|33

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

Collateralized Loan Obligations (“CLOs”) Risk. CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, respectively, in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described above. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the

34|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

|35

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Non-Diversification Risk. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund

36|

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

LIBOR Replacement Risk. The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

The foregoing is not intended to be a complete discussion of all risks as associated with the investment strategies of the Funds. Please refer to the Fund’s current prospectus and Statement of Additional Information for a discussion of the risks associated with investing in the Funds.

10. Other. At October 31, 2022, 74% of Institutional Class total shares outstanding were held by three shareholders of record owning 10% or greater of the aggregate total shares outstanding.

11. Indemnifications. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were

|37

Notes to Financial Statements

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

38|

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Loomis Sayles Full Discretion Institutional Securitized Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the Funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with

|39

Report of Independent Registered Public Accounting Firm

the custodian, agent bank and brokers; when replies were not received from the agent bank and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2022

We have served as the auditor of one or more investment companies in Loomis, Sayles & Company, L.P. since 2011.

40|

This page intentionally left blank.

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

42|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

|43

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

44|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.
Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

|45

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

46|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.
None.

|47

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

48|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.

|49

Disclosure of Fund Expenses (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022). The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

50|

Disclosure of Fund Expenses (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

Institutional Class	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period*
Actual	$1,000.00	$961.00	$0.99
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

* Expenses are equal to the Fund’s annualized expense ratio, 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

|51

Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program during the period covered by the report relating to the Fund’s reasonably anticipated trading size.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

52|

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23-24, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of

|53

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the

54|

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund

reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the "fall-out" or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee

|55

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2022

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

56|

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2022, the Fund is designating the following items with regard to distributions paid during the period:

Long Term Capital Gain Distribution	Ordinary Income Distributions	Return of Capital	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
6.71%	93.29%	0.00%	100.00%	0.00%	0.00%	0.00%	90.09%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

|57

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$256,295	(4)	$10,000	(2)	None	$150,670	(4)
(d)	All Other Fees	None		None	$86,500	(5)	None		None	$385,179	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022				2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$529,590		None	None	$719,590	None	None
(b)	Audit-Related Fees	$10,000	(6)	None	None	None	None	None
(c)	Tax Fees	$2,000	(3)	None	None	None	None	None
(d)	All Other Fees	None		None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$77,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.
(4)	Tax compliance services provided to service affiliates of the funds.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $2,000 and $0 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 6, 2023